UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 29, 2007
                                                 -------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2007-HE4
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                         (Exact name of issuing entity)


                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


    Delaware                     333-130694-23                    13-3939229
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(State or other                   (Commission                   (IRS Employer
  jurisdiction                    File Number                 Identification No.
of incorporation               of issuing entity)               of depositor)
 of depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                  (Zip Code of depositor)
           of depositor

Registrant's telephone number, including area code      (212) 761-4000
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On March 29, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-HE4 Mortgage Pass-Through Certificates, Series 2007-HE4 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Decision One Mortgage Company, LLC, as a responsible party, WMC Mortgage Corp., as a responsible party, LaSalle Bank National Association, as custodian and Wells Fargo Bank, National Association, as trustee. The Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $648,049,000 were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of March 28, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on March 29, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to the Underwriter on March 29, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated March 28, 2007, among the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Decision One Mortgage Company, LLC, as a responsible party, WMC Mortgage Corp., as a responsible party, LaSalle Bank National Association, as custodian and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1 The Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006, by and between WMC Mortgage Corp. and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One Mortgage Company, LLC and the Sponsor (included as Exhibit P to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of March 29, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of March 29, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated March 29, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Confirmation, dated March 29, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Guarantee, dated March 29, 2007, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

Exhibit 10.8 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.9 Representations and Warranties Agreement, dated as of March 29, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.10 Interest Rate Cap Agreement, dated as of March 29, 2007, by and between the Cap Provider and the Trustee (included as part of Exhibit DD to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April [__], 2007                  MORGAN STANLEY ABS CAPITAL I INC.

                                        By: /s/ Steven Shapiro
                                           -------------------------------------
                                        Name: Steven Shapiro
                                        Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of                                                      Paper (P) or
Regulation S-K                                                       Electronic
Exhibit No.             Description                                      (E)
--------------          -----------                                 ------------

1                       Underwriting Agreement, dated March 28,          (E)
                        2007, among the Depositor and the
                        Underwriter.

4                       Pooling and Servicing Agreement,                 (E)
                        dated as of March 1, 2007, by and
                        among the Depositor, as depositor,
                        Saxon Mortgage Services, Inc., as a
                        servicer, Countrywide Home Loans
                        Servicing LP, as a servicer, Decision
                        One Mortgage Company, LLC, as a
                        responsible party, WMC Mortgage
                        Corp., as a responsible party,
                        LaSalle Bank National Association, as
                        custodian and Wells Fargo Bank,
                        National Association, as trustee.

10.1                    The Fifth Amended and Restated                   (E)
                        Mortgage Loan Purchase and Warranties
                        Agreement, dated as of November 1,
                        2006, by and between WMC Mortgage
                        Corp. and the Sponsor (included as
                        Exhibit O to Exhibit 4).

10.2                    The Fourth Amended and Restated                  (E)
                        Mortgage Loan Purchase and Warranties
                        Agreement, dated as of May 1, 2006,
                        by and between Decision One Mortgage
                        Company and the Sponsor (included as
                        Exhibit P to Exhibit 4).

10.3                    ISDA Master Agreement, dated as of               (E)
                        March 29, 2007, by and between Morgan
                        Stanley Capital Services Inc., the
                        swap provider, and Wells Fargo Bank,
                        National Association, a national
                        banking association, as trustee
                        (included as part of Exhibit W to
                        Exhibit 4).

10.4                    Schedule to the Master Agreement,                (E)
                        dated as of March 29, 2007, by and
                        between Morgan Stanley Capital
                        Services Inc., the swap provider, and
                        Wells Fargo Bank, National
                        Association, a national banking
                        association, as trustee (included as
                        part of Exhibit W to Exhibit 4).

10.5                    Credit Support Annex, dated March 29,            (E)
                        2007, by and between Morgan Stanley
                        Capital Services Inc., the swap
                        provider, and Wells Fargo Bank,
                        National Association, a national
                        banking association, as trustee
                        (included as part of Exhibit W to
                        Exhibit 4).

10.6                    Confirmation, dated March 29, 2007,              (E)
                        by and between Morgan Stanley Capital
                        Services Inc., the swap provider, and
                        Wells Fargo Bank, National
                        Association, a national banking
                        association, as trustee (included as
                        part of Exhibit W to Exhibit 4).

10.7                    Guarantee, dated March 29, 2007, by              (E)
                        Morgan Stanley (included as part of
                        Exhibit W to Exhibit 4).

10.8                    Countrywide Amendment Regulation AB,             (E)
                        dated as of January 26, 2006, by and
                        among Countrywide Home Loans, Inc.,
                        Countrywide Home Loans Servicing LP
                        and the Sponsor (included as part of
                        Exhibit BB to Exhibit 4).

10.9                    Representations and Warranties                   (E)
                        Agreement, dated as of March 29,
                        2007, by and between the Depositor
                        and the Sponsor (included as part of
                        Exhibit CC to Exhibit 4).

10.10                   Interest Rate Cap Agreement, dated as            (E)
                        of March 29, 2007, by and between the
                        Cap Provider and the Trustee
                        (included as part of Exhibit DD to
                        Exhibit 4).